EXHIBIT A

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize AMVESCAP PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: February 14, 2007                AMVESCAP PLC


                                        By: /s/ Lisa Brinkley
                                            ------------------------------------
                                        Name: Lisa Brinkley
                                        Title: SVP/Global Compliance Director


                                        AIM Advisors, Inc.


                                        By: /s/ Todd L. Spillane
                                            ------------------------------------
                                        Name: Todd L. Spillane
                                        Title: Chief Compliance Officer


                                        AIM Capital Management, Inc.


                                        By: /s/ Todd L. Spillane
                                            ------------------------------------
                                        Name: Todd L. Spillane
                                        Title: Chief Compliance Officer


                                        AIM Funds Management, Inc.


                                        By: /s/ Wayne Bolton
                                            ------------------------------------
                                        Name: Wayne Bolton
                                        Title: Vice President, Compliance &
                                        Chief Compliance Officer


                                        AIM Private Asset Management, Inc.


                                        By: /s/ Todd L. Spillane
                                            ------------------------------------
                                        Name: Todd L. Spillane
                                        Title: Chief Compliance Officer


                                        AMVESCAP National Trust Company


                                        By: /s/ Kevin Lyman
                                            ------------------------------------
                                        Name: Kevin Lyman
                                        Title: General Counsel


                                        Atlantic Trust Company, N.A.


                                        By: /s/ Kathleen Oldenborg
                                            ------------------------------------
                                        Name: Kathleen Oldenborg
                                        Title: Ghief Compliance Officer


                                        INVESCO Hong Kong Limited


                                        By: /s/ Asha Balachandra
                                            ------------------------------------
                                        Name: Asha Balachandra
                                        Title: Reg. Head of Legal AP

                                        INVESCO Asset Management Deutschland
                                        GmbH


                                        By: /s/ Stephanie Ehrenfried
                                            ------------------------------------
                                        Name: Stephanie Ehrenfried
                                        Title: Head of Legal CE


                                        INVESCO Asset Management Limited


                                        By: /s/ Nick Styman
                                            ------------------------------------
                                        Name: Nick Styman
                                        Title: Director of European Compliance


                                        INVESCO Asset Management S.A.


                                        By: /s/ Patrick Riviere
                                            ------------------------------------
                                        Name: Patrick Riviere
                                        Title: Managing Director


                                        INVESCO Asset Management Osterreich GmbH


                                        By: /s/ Thomas Kraus
                                            ------------------------------------
                                        Name: Thomas Kraus
                                        Title: Managing Director


                                        INVESCO Global Asset Management (N.A.),
                                        Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: General Counsel


                                        INVESCO Management Company S.A.


                                        By: /s/ Nick Styman
                                            ------------------------------------
                                        Name: Nick Styman
                                        Title: Director of European Compliance


                                        INVESCO Management S.A.


                                        By: /s/ Alain Gerbaldi
                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Investment Operations


                                        INVESCO Institutional (N.A.), Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: General Counsel


                                        INVESCO Maximum Income Management S.A.


                                        By: /s/ Alain Gerbaldi
                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Investment Operations


                                        INVESCO Private Capital, Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: General Counsel

                                        INVESCO Senior Secured Management, Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: General Counsel


                                        INVESCO Taiwan Limited


                                        By: /s/ Asha Balachandra
                                            ------------------------------------
                                        Name: Asha Balachandra
                                        Title: Reg. Head of Legal, AP


                                        INVESCO Asset Management (Japan) Limited


                                        By: /s/ Asha Balachandra
                                            ------------------------------------
                                        Name: Asha Balachandra
                                        Title: Reg. Head of Legal, AP


                                        INVESCO Asset Management Ireland Limited


                                        By: /s/ Alain Gerbaldi
                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Investment Operations


                                        INVESCO Kapitalanlagegesellschaft GmbH


                                        By: /s/ Stephanie Ehrenfried
                                            ------------------------------------
                                        Name: Stephanie Ehrenfried
                                        Title: Head of Legal CE


                                        PowerShares Capital Management LLC


                                        By: /s/ Kevin Gustafson
                                            ------------------------------------
                                        Name: Kevin Gustafson
                                        Title: General Counsel & COO


                                        Stein Roe Investment Counsel, Inc.


                                        By: /s/ Greg Campbell
                                            ------------------------------------
                                        Name: Greg Campbell
                                        Title: General Counsel